Filed under Rule 497(k) Registration No. 811-3738

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2013, as supplemented to date

Effective December 31, 2013, in the section titled “FUND SUMMARY” for the Stock Index Fund under the heading “Investment Adviser,” the portfolio manager disclosure for SAAMCo is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Campion	2012	Lead Portfolio Manager
Kara Murphy	2013	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

Please retain this supplement for future reference.

Dated: December 30, 2013